UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2026

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement

On September 2, 2026, Full House Resorts, Inc.’s (the “Company’s”) wholly-owned subsidiary, FHR-Illinois, LLC, a Delaware limited liability company (“FHR-IL”), and the City of Waukegan, Illinois (the “City”) entered into an Amendment No. 1 (the “Amendment”) to the Development and Host Community Agreement dated January 18, 2023, by and between FHR-IL and the City (the “Development Agreement”), related to FHR-IL’s development, construction and operation of a casino facility (“American Place”) in Waukegan, Illinois.

The Amendment formalized the revision of certain terms and conditions related to the American Place project, as discussed and approved by the Waukegan City Council in July 2026. The Amendment includes: extension of the construction completion date of the permanent American Place facility to February 17, 2029, with operations commencing within three months of such completion; permission to retain and use the temporary casino structure for a period of five years beyond the opening of the permanent casino; and revisions to certain project details, including potential future phases, to align with current design plans. Except as set forth in the Amendment, all other terms of the Development Agreement remain in full force and effect.

A copy of the Amendment is filed with this Form 8-K and attached hereto as Exhibit 10.1. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	10.1*	Amendment No. 1 to Development and Host Community Agreement, dated as of September 2, 2026, by and between the City of Waukegan, Illinois, and FHR-Illinois LLC, as developer.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*	Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: September 8, 2026	/s/ Lewis A. Fanger
Lewis A. Fanger, President, Chief Financial Officer & Treasurer